UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2010

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                      Termination of a Material Definitive Agreement.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2010, MDU Resources Group, Inc. (the “Company”) and Terry D. Hildestad, President and Chief Executive Officer of the Company, agreed to terminate Mr. Hildestad’s Change of Control Employment Agreement, dated June 5, 2008, effective immediately.

On June 15, 2010, the Company gave notice to each other officer with a Change of Control Employment Agreement that the coverage period, as defined in the agreement, would not be extended beyond its current expiration date as set forth in the table below.  Coverage period is defined as the three-year period commencing on the date of the agreement that is automatically extended by one year on each anniversary of the date of the agreement, unless the parties terminate it earlier or the Company gives prior notice that the coverage period will not be extended.

The Company’s notice that the coverage period will not be extended does not result in immediate termination of the agreement.  If a change of control, as defined in the agreement, should occur during the coverage period, the agreement provides for a three-year employment period commencing on the date of the change of control, with compensation and benefits to be paid during the employment period and severance payments and benefits to be paid upon a termination of employment by the officer for good reason or by the Company other than for cause.  The terms of the agreement are described in the Company’s Proxy Statement for the 2010 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 12, 2010.

Name	Title	Date of Agreement	Expiration Date of Coverage Period

William E. Schneider	President and Chief Executive Officer, Knife River Corporation	June 5, 2008	June 5, 2013
John G. Harp	President and Chief Executive Officer, MDU Construction Services Group, Inc.	June 5, 2008	June 5, 2013
Steven L. Bietz	President and Chief Executive Officer, WBI Holdings, Inc.	June 5, 2008	June 5, 2013
David L. Goodin	President and Chief Executive Officer, Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation and Intermountain Gas Company	June 5, 2008	June 5, 2013
William R. Connors	Vice President – Renewable Resources, MDU Resources Group, Inc.	November 12, 2008	November 12, 2012

Name	Title	Date of Agreement	Expiration Date of Coverage Period
Mark A. Del Vecchio	Vice President – Human Resources, MDU Resources Group, Inc.	June 5, 2008	June 5, 2013
Nicole A. Kivisto	Vice President, Controller and Chief Accounting Officer, MDU Resources Group, Inc.	June 5, 2008	June 5, 2013
Cynthia J. Norland	Vice President – Administration, MDU Resources Group, Inc.	June 5, 2008	June 5, 2013
Paul K. Sandness	General Counsel and Secretary, MDU Resources Group, Inc.	June 5, 2008	June 5, 2013
Doran N. Schwartz	Vice President and Chief Financial Officer, MDU Resources Group, Inc.	June 5, 2008	June 5, 2013
John P. Stumpf	Vice President – Strategic Planning, MDU Resources Group, Inc.	June 5, 2008	June 5, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 18, 2010

MDU Resources Group, Inc.

By: /s/ Paul K. Sandness_________
Paul K. Sandness
General Counsel and Secretary